SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  July 29, 2004

                                 Date of Report
                        (Date of earliest event reported)

                         TeleCommunication Systems, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                        0-30821                52-1526369
           --------                        -------                ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                   275 West Street, Annapolis, Maryland 21401
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (410) 263-7616

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      Pursuant to General Instruction B(6) to Form 8-K, the information furnished in the exhibit listed below shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.

      Exhibit       Description
      -------       -----------
      99            Press release of TeleCommunication Systems, Inc. dated
                    July 29, 2004.

Item 12. Results of Operations and Financial Condition.

      On July 29, 2004, TeleCommunication Systems, Inc. issued a press release announcing financial information concerning the quarter ended June 30, 2004. A copy of this press release is being furnished herewith as Exhibit 99.

      Pursuant to General Instruction B(6) to Form 8-K, the information furnished in this Item 12 shall not be deemed "filed" for the purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any other filing under the Securities Act or the Exchange Act unless the registrant specifically incorporates this item in a filing under either of such acts.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELECOMMUNICATION SYSTEMS, INC.

Date: July 30, 2004                   By: /s/ Thomas M. Brandt, Jr.
                                          --------------------------------------
                                          Name:  Thomas M. Brandt, Jr.
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX

      Exhibit       Description
      -------       -----------
      99            Press release of TeleCommunication Systems, Inc. dated
                    July 29, 2004.